REVOLVING LINE OF CREDIT NOTE


$1,300,000                       Houston, Texas               September 30, 1996

FOR VALUE RECEIVED, the undersigned, EIF HOLDINGS, INC., a Hawaii corporation ("Maker"), hereby promises to pay to the order of TURNER HOLDINGS, INC., a Texas corporation ("Payee"), in lawful money of the United States, up to the principal sum of One Million Three Hundred Thousand Dollars (U.S.$1,300,000), with interest at the rate of ten (10%) percent per annum on the unpaid and advanced principal balance hereof from the date hereof until maturity.

Payee agrees, upon request by Maker, to make advances pursuant to this note, which advances, in the aggregate, shall not exceed the sum of One Million Three Hundred Thousand Dollars (U.S.$1,300,000).

Maker shall have the right, but shall not be required to, from time to time make partial repayment of the outstanding principal balance hereof prior to maturity, and in such event, Maker shall have the right to request re-advancement of such partial repayments in accordance with the terms hereof.

The principal amount hereof and all accrued interest shall be due and payable as follows:

       On or before March 1, 1998.

Past due payments hereunder shall bear interest at the rate of twelve (12%) percent per annum.

Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to Payee at Houston, Texas, or at such other place as Payee may designate in writing.

If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, the Maker agrees to pay reasonable attorney's fees and other costs of the collection including but not limited to court costs, of the holder hereof.

The Maker waives presentment and demand for payment, protest, and notice of protest, nonpayment and acceleration, and agrees that its liability on this Note shall not be affected by any renewal or extension in the time of payment hereof, by any indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

                                     -----

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
                                         MAKER:

                                         EIF HOLDINGS, INC.



                                         By:    /s/ David L. Norris
                                                ----------------------------
                                         Name:  David L. Norris
                                                ----------------------------
                                         Title: President & CEO
                                                ----------------------------


ACCEPTED AND AGREED TO:

PAYEE:

TURNER HOLDINGS, INC.


By:    /s/ Tyrrell L. Garth
       ---------------------------
Name:  Tyrrell L. Garth
       ---------------------------
Title: Auth Rep.
       ---------------------------


                                 Page 16 of 17